SIXTH AMENDMENT TO AMENDED AND
             RESTATED REVOLVING CREDIT AGREEMENT

                            among

                 FAIRFIELD COMMUNITIES, INC.
                FAIRFIELD MYRTLE BEACH, INC.

                             and

             THE FIRST NATIONAL BANK OF BOSTON,
                  INDIVIDUALLY AND AS AGENT


     THIS AMENDMENT (this "Amendment") dated as of December 12, 1996, is made by and among FAIRFIELD COMMUNITIES, INC., a Delaware corporation (the "Company or "Fairfield"), FAIRFIELD MYRTLE BEACH, INC., a Delaware corporation ("Myrtle Beach", and together with Fairfield, the "Borrowers"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB") and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and the Lenders (the "Agent"), all parties to a certain Amended and Restated Revolving Credit Agreement dated as of September 28, 1993, as amended by a First Amendment to Amended and Restated Revolving Credit Agreement dated as of May 13, 1994, as further amended by a Consent, Waiver and Agreement dated as of September 23, 1994, as further amended by a Second Amendment to Amended and Restated Revolving Credit Agreement dated as of December 9, 1994, as further amended by a Third Amendment to Amended and Restated Revolving Credit Agreement dated as of December 19, 1994, as further amended by a Fourth Amendment to Amended and Restated Revolving Credit Agreement dated as of November 20, 1995, and as further amended by a Fifth Amendment to Amended and Restated Revolving Credit Agreement dated as of January 25, 1996 (as so amended, the "Credit Agreement"). This Amendment is joined in by Fairfield Acceptance Corporation, a Delaware corporation ("FAC"), by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from FAC in favor of the Agent (the "Fairfield Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.


     WHEREAS, FNBB, the Borrowers and the Agent have agreed to extend the maturity date of the Revolving Credit Loans and to amend the tangible net worth covenant appearing in
Section 10.5 of the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises, the Borrowers, FAC, FNBB and the Agent hereby agree as follows:

     1.  AMENDMENTS TO CREDIT AGREEMENT.   The Borrowers,
         ------------------------------
FNBB  and  the  Agent  hereby  agree  to  amend  the  Credit
Agreement as follows:

     1.1.  The definition of  "Maturity Date" appearing  in
Section 1.1 of the Credit Agreement is hereby amended by deleting said definition in its entirety and substituting therefor the following new definition:

     "Maturity Date.   January  1, 1999,  or if  extended in
      -------------
     accordance with 3.4 hereof, such extended date."

     1.2.  Section 1.1  of the  Credit Agreement is  hereby
amended  by  adding the  following  new  definition to  said
Section    immediately    following   the    definition   of
"Properties":

     "Public Offering.    The  public  offering  of  900,000
      ---------------
     shares of the Common Stock of the Company, par value $0.01 per share, described in that certain Form S-3 Registration Statement under the Securities Act of 1933 (Registration No. 333-14875) filed by the Company with the Securities and Exchange Commission on October 25,1996, and as amended by Amendment No. 1 filed by the Company with the Securities and Exchange Commission on November 19, 1996."

     1.3. Section 10.5 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting therefor the following new Section 10.5:

     "10.5.    Consolidated   Tangible  Net  Worth.     The
                -----------------------------------
     Borrowers  will not  permit  Consolidated Tangible  Net
     Worth at any time to be less than the sum of (a) $61,207,000, plus (b) on a cumulative basis, 50% of positive Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ended December 31, 1994, plus (c) the net proceeds of the Public Offering, after deducting (i) underwriting discounts and offering expenses, and (ii) the amount of such net proceeds applied to (A) the repayment of principal of and accrued interest on that certain promissory note of the Company in the original principal amount of $6,396,108.71, dated June 30, 1994, payable to VM Investors Partnership and (B) the repayment of principal and accrued interest or repurchase (including accrued interest) by the Company of a portion of the Exchange Notes, plus (d) 100% of the proceeds (after deducting underwriting discounts and offering expenses) of any other sale by the Company of (i) equity securities issued by the Company, or (ii) warrants or subscription rights for equity securities issued by the Company."

    2. FAC CONSENT.  FAC  hereby consents to  the amendment
       -----------
to the Credit Agreement set forth in this Amendment and confirms its obligations to the Agent and the Lenders under the Fairfield Guaranty and the Fairfield Guaranty shall extend to and include the obligations of the Borrowers under the Credit Agreement as amended by this Amendment. FAC agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under the
Fairfield Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

    3. OTHER AMENDMENTS.  Except  as expressly provided in
       ----------------
this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Each of the Borrowers and FAC confirm and agree that the Obligations of the Borrowers to the Lenders and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

    4. EXECUTION IN COUNTERPARTS.   This Amendment may  be
       -------------------------
executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

    5. HEADINGS.   The captions  in this  Amendment are for
       --------
convenience of reference only and shall not define or limit the provisions hereof.

       IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                              FAIRFIELD COMMUNITIES, INC.


                              By:/s/ Robert W. Howeth
                                 -------------------------------
                              Name: Robert W. Howeth
                                   -----------------------------
                              Title: Senior Vice President
                                   -----------------------------


                              FAIRFIELD MYRTLE BEACH, INC.


                              By:/s/ Robert W. Howeth
                                 -------------------------------
                              Name: Robert W. Howeth
                                   -----------------------------
                              Title: Vice President
                                    ----------------------------


                              FAIRFIELD ACCEPTANCE
                                  CORPORATION


                              By: /s/ Robert W. Howeth
                                 ---------------------------------
                              Name: Robert W. Howeth
                                   -------------------------------
                              Title: President
                                    ------------------------------


                              THE FIRST NATIONAL BANK
                                OF BOSTON, Individually and as Agent


                              By:/s/ Linda J. Carter
                                 -------------------------------
                              Name: Linda J. Carter
                                   -----------------------------
                             Title: Vice President
                                   -----------------------------